Longboard Fund

(the “Fund”)

CLASS A SHARES (SYMBOL: LONAX)

CLASS I SHARES (SYMBOL: LONGX)

Supplement dated January 23, 2024

to the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated October 1, 2023

The following provides new and additional information beyond that contained in the Fund’s current Prospectus and SAI and should be read in conjunction with the Fund’s current Prospectus and SAI.

The following replaces in its entirety the first paragraph of “Principal Investment Strategies” in the Summary Section of the Prospectus.

Principal Investment Strategies. The Fund pursues its investment objective using three principal strategies: an Equity Strategy, a Futures Strategy and a Fixed Income Strategy. Under normal market conditions, the Fund’s assets are allocated among the three strategies according to the Fund’s asset allocation model which, consistent with the Fund’s benchmark, the Morningstar Moderate Target Risk Index, targets risk levels generally equivalent to 60% stocks/40% bonds although exposures may vary at the Adviser’s discretion. Under normal market conditions, the typical allocation range (as a percent of the Fund’s total assets) is 40%-90% to the Equity Strategy. and 0%-10% to the Futures Strategy. Assets allocated to the Equity or Futures Strategy not used to purchase or provide collateral for derivative instruments, such as swaps or futures contracts, but required to cover the exposure of such instruments, may, in turn, be invested pursuant to the Fixed Income Strategy to generate additional income on cash balances, which, together with Fund assets directly allocated to such strategy, typically results in 10%-90% of Fund assets invested pursuant to the Fixed Income Strategy. These asset allocation ranges are targets. The Adviser has discretion to reallocate the Fund’s assets among the strategies and allowable investments described below. Additionally, as a result of market gains or losses, the percentage of the Fund’s assets invested in each strategy at any given time may be different from the asset allocation target ranges shown above.

The following replaces in its entirety the first paragraph of the section “Principal Investment Strategies” under the heading “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” in the Statutory Section of the Prospectus.

The Fund pursues its investment objective using three principal strategies: an Equity Strategy, a Futures Strategy and a Fixed Income Strategy. Under normal market conditions, the Fund’s assets are allocated among the three strategies according to the Fund’s asset allocation model which, consistent with the Fund’s benchmark, the Morningstar Moderate Target Risk Index, targets risk levels generally equivalent to 60% stocks/40% bonds although exposures may vary at the Adviser’s discretion. Under normal market conditions, the typical allocation range (as a percent of the Fund’s total assets) is 40%-90% to the Equity Strategy, and 0% -10% to the Futures Strategy. Assets allocated to the Equity or Futures Strategy not used to purchase or provide collateral for derivative instruments, such as swaps or futures contracts, but required to cover the exposure of such instruments, may, in turn, be invested pursuant to the Fixed Income Strategy to generate additional income on cash balances, which, together with Fund assets directly allocated to such strategy, typically results in 10%--90% of Fund assets invested pursuant to the Fixed Income Strategy. These asset allocation ranges are targets. The Adviser has discretion to reallocate the Fund’s assets among the strategies and allowable investments described below. Additionally, as a result of market gains or losses, the percentage of the Fund’s assets invested in each strategy at any given time may be different from the asset allocation target ranges shown above.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 1, 2023, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7540.